Exhibit 10.1

AMENDMENT NO. 1

TO THE

AMENDED AND RESTATED ADVISORY AGREEMENT

This Amendment No. 1 to the Amended and Restated Advisory Agreement (this “Amendment”) is made and entered into as of October 31, 2022, by and among Invesco Real Estate Income Trust Inc. (the “Company”), Invesco REIT Operating Partnership LP (the “OP”) and Invesco Advisers, Inc. (the “Adviser,” and together with the Company and the OP, the “Parties”). Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement (as defined below).

RECITALS

WHEREAS, the Parties previously entered into that certain Amended and Restated Advisory Agreement dated as of July 14, 2021 (the “Agreement”);

WHEREAS, the Agreement contemplates that the Adviser will advance certain costs and expenses of the Company as set forth in Section 11(f); and

WHEREAS, in accordance with Section 13 of the Agreement, the Parties desire to amend the Agreement to modify the terms of reimbursement by the Company of such expenses advanced by the Adviser.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and the mutual promises contained herein, the Parties hereto agree as follows:

AGREEMENT

1. Amendment to the Agreement. Effective as of the date hereof, the Agreement is hereby amended to replace Section 11(f) with the following:

“(f) Notwithstanding anything herein to the contrary, the Adviser shall:

(i) Pay for all Organization and Offering Expenses (other than Selling Commissions and Dealer Manager Fees and Stockholder Servicing Fees) incurred through the earlier to occur of (1) the date that the Company’s aggregate NAV is at least $1.0 billion and (2) December 31, 2022. All Organization and Offering Expenses paid by the Adviser pursuant to this Section 11(f)(i) shall be reimbursed by the Company to the Adviser in 60 equal monthly installments following the earlier to occur of (1) the date that the Company’s aggregate NAV is at least $1.0 billion and (2) December 31, 2023. After the earlier to occur of (1) the date that the Company’s aggregate NAV is at least $1.0 billion or (2) December 31, 2022, the Company will reimburse the Adviser for any Organization and Offering Expenses that the Adviser incurs on the Company’s behalf as and when incurred.

(ii) Pay for all of the costs and expenses of the Company contemplated by Section 11(c) above (excluding Organizational and Offering Expenses) incurred through the earlier to occur of (1) the date that the Company’s aggregate NAV is at least $500 million and (2) December 31, 2021. All such expenses paid by the Adviser pursuant to this Section 11(f)(ii) shall be reimbursed by the Company to the Adviser in 60 equal monthly installments, which installments were paid from January 2022 through September 2022 and will recommence following the earlier to occur of (1) the date that the Company’s aggregate NAV is at least $1.0 billion and (2) December 31, 2023, subject to Section 13. After the earlier to occur of (1) the date that the Company’s aggregate NAV is at least $500 million and (2) December 31, 2021, the Company will reimburse the Adviser for any such expenses that the Adviser incurs on the Company’s behalf as and when incurred, subject to Section 13.”

2. Miscellaneous.

(a) Counterparts; Signature. This Amendment may be executed in any number of counterparts and by the Parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

(b) Applicable Law. This Amendment shall be governed by and construed in accordance with Section 23(d) of the Agreement.

(c) Continued Effect. Except as specifically set forth herein, all other terms and conditions of the Agreement shall remain unmodified and in full force and effect, the same being confirmed and republished hereby. In the event of any conflict between the terms of the Agreement and the terms of this Amendment, the terms of this Amendment shall control.

[Signatures on following page.]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date set forth above.

INVESCO ADVISERS, INC.

By:	/s/ R. Lee Phegley, Jr.
Name:	R. Lee Phegley, Jr.
Title:	Assistant Vice President

INVESCO REAL ESTATE INCOME TRUST INC.

By:	/s/ Beth A. Zayicek
Name:	Beth A. Zayicek
Title:	Chief Operating Officer

INVESCO REIT OPERATING PARTNERSHIP LP

By:	Invesco Real Estate Income Trust Inc., its general partner

By:	/s/ Beth A. Zayicek
Name:	Beth A. Zayicek
Title:	Chief Operating Officer

[Signature Page to Amendment No. 1 to the Dealer Manager Agreement]